Other assets	12 Months Ended
Dec. 31, 2022
Miscellaneous assets [abstract]
Other assets	Other assets
Other assets include the following:

€ in thousand	As at December 31,
	2022	2021
R&D tax credit receivables	49,174	35,390
Advance payments	1,672	27,375
Tax receivables	9,066	6,145
Prepaid expenses	4,939	5,131
Contract costs	3,710	3,010
Consumables and supplies on stock	1,380	1,722
Miscellaneous current assets	451	23
OTHER NON-FINANCIAL ASSETS	70,391	78,796
Deposits	11,822	11,339
Miscellaneous financial assets	165	183
OTHER FINANCIAL ASSETS	11,988	11,522
OTHER ASSETS	82,378	90,318
Less non-current portion	(8,299)	(19,282)
CURRENT PORTION	74,079	71,036
Due to the short-term nature of the financial instruments included in other assets, their carrying amount is considered to be the same as their fair value.
The increase in R&D tax credit receivables is mainly related to increased research and development expenditures primarily in connection with the COVID-19, chikungunya and Lyme vaccine candidates.
As at December 31, 2022, the deposits mainly related to a deposit associated with a lease agreement, which was reclassified from the non-current portion to the current portion due to the expiration of the agreement within one year compared to 2021.
As at December 31, 2021, advance payments amounting to €16.4 million related to the agreement with IDT Biologika to produce the COVID-19 vaccine. Advance payments amounting to €7.2 million related to the collaboration agreement with Dynavax, concluded for the supply of Dynavax's CpG 1018 adjuvant for use in VLA2001. These advance payments from 2021 were released in 2022 due to the wind-down of COVID activities.Contract costs mainly relate to the collaboration with Pfizer (see Note 5.1) and refer to costs to obtain a contract. It will be amortized in line with the pattern of revenue recognition.